SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549


                                      FORM 8-K


                                    CURRENT REPORT




       Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                  October 12, 2004
                  Date of Report  (Date of earliest event reported)



                             Plymouth Rubber Company, Inc.
                (Exact name of registrant as specified in its charter)



             Massachusetts                  1-5197             04-1733970
         (State or other jurisdiction   (Commission         (IRS Employer
               of incorporation)        File Number)      Identification No.)



                104 Revere Street, Canton, Massachusetts           02021
                (Address of principal executive offices)         (Zip Code)



                                       (781) 828-0220
                     Registrant's Telephone Number, including area code



                                           None
             (Former Name or Former Address, if changed since last report)

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Item 7.  Exhibits


    (c)  Exhibits:


Exhibit No.                Description

  99.1        Press release issued by Plymouth Rubber Company, Inc.
              on October 12, 2004 reporting financial results for the third quarter and nine months of fiscal 2004.


Item 12.  Results of Operations and Financial Condition.

The Company is furnishing a press release that was issued on October 12, 2004 reporting financial results for the third quarter and nine months of fiscal 2004, a copy of which is attached hereto as Exhibit 99.1.




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                                        SIGNATURES




Pursuant to the provisions of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized







                                        PLYMOUTH RUBBER COMPANY, INC.
                                              (Registrant)



Date: October 13, 2004                    By  /s/ Joseph J. Berns
                                               Joseph J. Berns
                                      Vice President-Finance and Treasurer



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